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                                                                    EXHIBIT 99.1

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                  PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Peregrine Pharmaceuticals, Inc. (the "Company") on Form 10-K for the fiscal year ended April 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Legere, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of the Company.

                             By: /s/ Edward J. Legere
                                 -----------------------------------------------
                                 Name: Edward J. Legere
                                 Title: President and Chief Executive Officer

         In connection with the Annual Report of Peregrine Pharmaceuticals, Inc. (the "Company") on Form 10-K for the fiscal year ended April 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul J. Lytle, Vice President of Finance and Accounting of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of the Company.

                             By: /s/ Paul J. Lytle
                                 -----------------------------------------------
                                 Name: Paul J. Lytle
                                 Title: Vice President, Finance and Accounting